UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  May 29, 2003
                                                --------------------------------

Morgan Stanley ABS Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 2003, relating to the Morgan Stanley ABS Capital I Inc. Trust 2003-NC5 Mortgage Pass-Through Certificates, Series 2003-NC5)
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             (Exact name of registrant as specified in its charter)


        Delaware                   333-104046-02                 13-3939229
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(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

1585 Broadway, New York, New York                                   10036
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code  (212) 761-4000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley ABS Capital I Inc. Trust 2003-NC5 Mortgage Pass-Through Certificates, Series 2003-NC5. On May 29, 2003, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, HomEq Servicing Corporation, as servicer, Deutsche Bank National Trust Company, as trustee, and NC Capital Corporation, as responsible party, of Morgan Stanley ABS Capital I Inc. Trust 2003-NC5 Mortgage Pass-Through Certificates, Series 2003-NC5 (the "Certificates"), issued in twelve classes. The Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of May 29, 2003 of $485,081,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), Blaylock & Partners, L.P. ("Blaylock") and Utendahl Capital Partners, L.P. (collectively with MS&Co. and Blaylock, the "Underwriters"), pursuant to an Underwriting Agreement dated as of May 22, 2003 by and among the Company and the Underwriters.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of May 1, 2003, by and among the Company, as depositor, HomEq Servicing Corporation, as servicer, Deutsche Bank National Trust Company, as trustee, and NC Capital Corporation, as responsible party.

SIGNATURES
----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  June 13, 2003                      MORGAN STANLEY ABS CAPITAL I INC.



                                          By:    /s/ Valerie H. Kay
                                              ----------------------------------
                                              Name:  Valerie H. Kay
                                              Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

Item  601(a)  of
Regulation  S-K
Exhibit No.                     Description
-----------                     -----------

4 Pooling and Servicing Agreement, dated as of May 1, 2003, by and among the Company, as depositor, HomEq Servicing
                                Corporation, as servicer, Deutsche Bank
                                National Trust Company, as trustee, and
                                NC Capital Corporation, as responsible
                                party.